Income taxes	12 Months Ended
Dec. 31, 2013
Income taxes

12. Income taxes

There is no provision for income taxes because the Company has incurred operating losses since inception. Income tax expense (benefit) differed from the amounts computed by applying the U.S. federal income tax rate of 35% to pretax losses from operations as a result of the following (in thousands):

	For the year ended December 31,
	2013	2012	2011
Computed tax benefit at federal statutory rate	$(9,606)	$(4,206)	$(1,358)
State tax benefit, net of effect on Federal income taxes	(1,577)	(690)	(223)
State tax credits, net of Federal benefit	(76)	(105)	(121)
Federal tax credits	(37)	0	(365)
Permanent differences:
Nondeductible stock option expense	284	467	180
State tax effect from permanent differences	224	79	17
Goodwill impairment	1,037	0	0
Other	42	16	(79)
Change in valuation allowance	10,046	4,476	2,805
Other, net	(337)	(37)	(856)

Total tax expense	$0	$0	$0

Deferred income taxes reflect the net tax effects of net operating loss and tax credit carryovers and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets are as follows (in thousands):

	December 31,
	2013	2012
Current deferred tax assets	$115	$185
Valuation Allowance—current	115	185

Total current deferred assets	0	0

Non-current deferred tax assets:
Net operating loss carryforwards	36,846	29,384
Depreciation	142	203
Research and development credits	3,225	2,750
Capitalized research and development expense	10,782	9,503
Stock-based compensation	3,213	2,252

	54,208	44,092
Valuation allowance—non-current	54,208	44,092

Total non-current deferred tax assets	0	0

Total deferred tax assets	$0	$0

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $10.0 million during 2013 and $4.5 million during 2012.

As of December 31, 2013, the Company had federal net operating loss carryforwards of approximately $93.8 million, which expire in the years 2022 through 2032 if not utilized. The Company had net operating loss carryforwards for state income tax purposes of $85.0 million, which expire in the years 2014 through 2032 if not utilized.

The Company has carryforwards from the federal Credit for Increasing Research Expenditures of approximately $2.1 million which expire in years 2023 through 2032. The Company also has state credit carryforwards of approximately $1.7 million that carry forward indefinitely.

As a result of certain realization requirements of ASC Topic 718, the table of deferred tax assets and liabilities shown above does not include certain deferred tax assets at December 31, 2013 that arose directly from tax deductions related to equity compensation in excess of compensation recognized for financial reporting purposes. Equity will be increased by approximately $0.9 million if and when such deferred tax assets are ultimately realized.

Utilization of the net operating loss and tax credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.

The Company adopted ASC Topic 740, subtopic 10-50-15, Unrecognized Tax Benefit Related Disclosures (formerly FASB Interpretation 48, Accounting for Uncertainty in Income Taxes) on January 1, 2007. There were no unrecognized income tax benefits at December 31, 2013 and December 31, 2012. There is no accrued interest or penalties associated with any unrecognized tax benefits.

The Company files U.S. and state income tax returns with varying statutes of limitations. The tax years from inception in 2002 forward remain open to examination due to the carryover of unused net operating losses and tax credits.